SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2008

                        First Clover Leaf Financial Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                      0-50820                 20-4797391
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(State or other jurisdiction       (Commission File No.)      (IRS Employer
    of incorporation)                                        Identification No.)



6814 Goshen Road, Edwardsville, Illinois                         62025
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (618) 656-6122


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On  October  28,  2008 the  following  individuals  were  appointed  to the
Company's Board of Directors: Kenneth Highlander, Gary Niebur, Gerard Schuetzenhofer and Dennis Terry. Each of Messrs. Highlander, Niebur, Schuetzenhofer and Terry is currently a member of the board of directors of First Clover Leaf Bank, the Company's federal savings bank subsidiary. Messrs. Schuetzenhofer and Terry were appointed to terms that expire at the Company's 2009 Annual Meeting of Stockholders and Messrs. Niebur and Highlander were appointed to terms that expire at the Company's 2010 Annual Meeting of Stockholders.

     There were no arrangements or understandings between any of the new directors and any other person pursuant to which any of the new directors was selected as a director.

     The Company does not pay fees for service on the Board of Directors or Board committees. However, each of the appointed individuals also serves as a director of First Clover Leaf Bank and earns fees in that capacity. First Clover Leaf Bank pays the each director a fee of $1,250 for each scheduled meeting. First Clover Leaf Bank pays each non-employee Board member $100 for attendance at meetings of the Loan Committee, and $200 per quarter for attendance at meetings of the Audit Committee.

     The new directors will serve on the following committees of the Board:

     Kenneth Highlander - Building Committee; Marketing Committee; Compliance Committee; Strategic Planning Committee

     Gary Niebur - Executive Committee; Personnel Committee; Loan Committee; Marketing Committee; ESOP Committee

     Gerard Schuetzenhofer - Audit Committee; Marketing Committee; Personnel Committee; Strategic Planning Committee

     Dennis Terry - Executive Committee; Building Committee; Loan Committee; Marketing Committee; ESOP Committee; Compliance Committee; Funds Management Committee; Strategic Planning Committee

Item 9.01.  Financial Statements and Exhibits.

(a)    Not Applicable.

(b)    Not Applicable.

(c)    Not Applicable.

(d)    Not Applicable.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  December 9, 2008                By: /s/ Darlene F. McDonald
                                           -----------------------------------
                                           Darlene F. McDonald
                                           Chief Financial Officer